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                                                                    EXHIBIT 10.6

                BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT
                -----------------------------------------------



THE STATE OF TEXAS       (S)
                         (S)  KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF DALLAS         (S)


     Concurrently with the execution and delivery of this Blanket Conveyance, Bill of Sale and Assignment (the "ASSIGNMENT"), FOREST/HILLCREST PARTNERS, a Texas joint venture ("ASSIGNOR"), is conveying to COMPUCOM SYSTEMS, INC., a Delaware corporation ("ASSIGNEE"), by Special Warranty Deed (the "DEED"), that certain tract of land lying and being situated in Dallas County, Texas, being more particularly described on EXHIBIT "A" attached hereto and made a part
                               -----------
hereof for all purposes, together with the improvements located thereon (collectively the "PROPERTY").

     It is the desire of Assignor to assign, transfer, and convey to Assignee certain tangible personal property, together with certain contract rights, guaranties, licenses, and other specified items of intangible property, affixed or attached to the Property, except those owned by tenants of the Property (such tangible and intangible properties herein below specified being collectively called the "ASSIGNED PROPERTIES").

     NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee, its successors and assigns, subject to any and all matters of record in Dallas County, Texas, to the extent they affect the Property, all of the Assigned Properties, including, without limitation of the generality of the foregoing, the following:

     1. All equipment and other tangible personal property owned by Assignor and situated upon the Property and used in the operation and maintenance thereof, including, but not limited to, the personal property listed on the inventory attached hereto as EXHIBIT "B".
                             -----------

     2. The rights and interests of Assignor in and to, and existing under and by virtue of, the contracts and agreements listed on EXHIBIT "C" attached hereto
                                                     -----------
and made a part hereof for all purposes to which Assignor is now a party and which relate to the operation or maintenance of the Property.

     3. All assignable warranties, bonds, and guaranties (express or implied), licenses, permits, and franchises issued in connection with or arising out of
(a) the purchase and repair of any fixtures, equipment, or personal property owned by Assignor and assigned to Assignee pursuant thereto, including, but not limited to (i) all heating, air conditioning, plumbing, and lighting fixtures and equipment, and (ii) all carpeting, furniture, and window draperies owned by Assignor and affixed to or located within the Property; or (b) the construction of any of the
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improvements located in the Property; provided that Assignor makes no representation or warranty with respect to the assignability or enforceability of any warranty, bond, or guaranty.

     TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors, and assigns, forever, and Assignor does hereby bind itself, its successors, and assigns, to WARRANT and FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors, and assigns, against every person whomsoever lawfully claiming or to claim the same.

     Other than the warranty of title contained in the Deed executed and delivered by Assignor to Assignee of even date herewith, and other than any express warranties set forth herein and in the purchase contract previously executed by Assignor and Assignee with respect to the Property, Assignor sells the Assigned Properties and Assignee purchases and accepts the Assigned Properties, "AS IS, WITH ALL FAULTS" and Assignee assumes all risks thereof and acknowledges that ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OF THE ASSIGNED PROPERTIES, OR ANY PART THEREOF. BY ACCEPTANCE HEREOF ASSIGNEE WAIVES ANY AND ALL SUCH WARRANTIES.

     It is specifically agreed that Assignor shall not be responsible for the discharge and performance of any duties or obligations to be performed and/or discharged in connection with the Assigned Properties after the date hereof. By acceptance of this Assignment, Assignee accepts and agrees to perform all of the terms, covenants, and conditions in connection with the Assigned Properties required to be performed by the owner thereof, from and after the date hereof, but not prior thereto, and agrees to indemnify, save, and hold harmless Assignor from and against any and all loss, liability, claims, or causes of action existing in favor of or asserted by any party arising out of or relating to Assignee's failure to perform any duties or obligations required by the owner of the Assigned Properties after the date hereof.

     It is further agreed that Assignee shall not be responsible for the discharge and performance of any duties or obligations required to be performed and/or discharged in connection with the Assigned Properties prior to the date hereof. In such regard Assignor agrees to indemnify, save, and hold harmless Assignee from and against any and all loss, liability, claims, or causes of action existing in favor of or asserted by any party arising out of or relating to Assignor's failure to perform any duties or obligations required by the owner of the Assigned Properties prior to the date hereof.

     Simultaneously with the execution and delivery of this Assignment, Assignor has executed and delivered to Assignee the Deed and the specific conveyances described in the recitals hereof. Nothing herein contained shall be deemed to limit or restrict the properties, assets, and rights conveyed, assigned, or transferred to or acquired by Assignee pursuant thereto.

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     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed the 27th day of September, 1996.


                           ASSIGNOR:

                           FOREST/HILLCREST PARTNERS,
                           a Texas joint venture

                           By:  FOREST HILLS PARTNERS, LTD.,
                                a Texas limited partnership, a venturer

                                By: RPG/EP COMPANY, INC., a Texas corporation, its general partner


                                     By:   /s/ Richard C. Strauss
                                          --------------------------------------
                                          Name:   Richard C. Strauss
                                          Title:  Chairman


                           By:  OLY HILLCREST, L.P., a Texas limited
                                partnership, a venturer

                                By: OLY GP INVESTMENTS, L.P., a Texas limited partnership, its general partner

                                     By:  OLYMPUS REAL ESTATE FUND GP PARTNERS,
                                          a Texas general partnership, its
                                          general partner

                                          By:  HMTFD FUND I PARTNERS, L.P., a
                                               Texas limited partnership, its
                                               managing partner

                                               By:  HMTF/OLYMPUS GP, INC., a
                                                    Texas corporation, its
                                                    general partner


                                                    By: /s/ Jeffrey G. Mundy
                                                        ------------------------
                                                        Name:   Jeffrey G. Mundy
                                                        Title:  Vice President

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                           ASSIGNEE:

                           COMPUCOM SYSTEMS, INC.,
                           a Delaware corporation

                           By: /s/ Robert J. Boutin
                               -------------------------------------------------
                           Name:   Robert J. Boutin
                           Title:  Senior Vice President and Chief Financial
                                   Officer

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